UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2009
The Meridian Resource Corporation
(Exact Name of Registrant as Specified in Charter)

Texas	1-10671	76-0319553
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1401 Enclave Parkway, Suite 300
Houston, Texas 77077
(Address of Principal Executive Offices) (Zip Code)
281-597-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-2.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8

Item 1.01 Entry into a Material Definitive Agreement.
On December 22, 2009, The Meridian Resource Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alta Mesa Holdings, LP (“Alta Mesa”) and Alta Mesa Acquisition Sub, LLC, a direct wholly owned subsidiary of Alta Mesa (“Merger Sub”).
The Merger Agreement
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub with Merger Sub continuing as the surviving company (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each share of common stock, par value $.01 per share, of the Company, issued and outstanding immediately prior to the effective time of the Merger, other than shares as to which appraisal rights are properly asserted under Texas law and shares owned by the Company, Alta Mesa, Merger Sub or their respective subsidiaries, will be converted into the right to receive a cash amount of $.29 (the “Merger Consideration”). Additionally, at the effective time of the Merger, each outstanding option and warrant to purchase the Company’s common stock will be converted into the right to receive a cash amount equal to the excess, if any, of the Merger Consideration over the exercise price per share for each share subject to the option or warrant, less any applicable withholding taxes, resulting in a cash payment to the holders of such options and warrants of approximately $0.4 million.
The Company, Alta Mesa and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) that the Company will conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period and (iii) that, subject to certain exceptions, the Company’s Board of Directors will recommend adoption by its shareholders of the Merger Agreement. In addition, the Company made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.
The representations and warranties of each party set forth in the Merger Agreement have been made solely for purposes of risk allocation and to provide contractual remedies to the Company, Alta Mesa and Merger Sub and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (i) have been qualified by disclosure schedules that the Company has provided to Alta Mesa in connection with signing the Merger Agreement, (ii) will not survive consummation of the Merger, (iii) are subject to materiality standards that may differ from what may be viewed as material by investors, (iv) were made only as of the dates specified in the Merger Agreement and (v) are not intended to provide any factual information about the Company. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or Alta Mesa. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosure.

Each party’s obligation to consummate the Merger is subject to certain conditions, including (i) approval of the holders of the Company’s common stock, (ii) absence of any law or order prohibiting the completion of the Merger or any action or proceeding by any governmental authority seeking to prohibit or restrain the consummation of the Merger, (iii) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (iv) material compliance of the other party with its covenants. In addition, Alta Mesa’s obligation to consummate the Merger is subject to certain additional conditions, including: (i) absence of any event that has resulted in a material adverse effect on the Company since the date of the Merger Agreement and (ii) the receipt of certain third party consents and agreements.
The Merger Agreement contains certain termination rights for both the Company and Alta Mesa, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Alta Mesa a termination fee of $3 million and up to $1 million of the reasonable expenses incurred by Alta Mesa in negotiating and performing the Merger Agreement. Alta Mesa’s termination rights include the right to terminate the Merger Agreement at any time, whether before or after approval by the Company’s shareholders, upon payment of a termination fee of $3 million to the Company.
Each of the Company’s directors and executive officers has entered into a Voting Agreement in the form attached to the Merger Agreement, in which they each agree to vote their respective shares in favor of the Merger. In addition, the Company’s board has recommended that Meridian shareholders vote in favor of the merger agreement.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.
Amendments to Forbearance Agreements
Fortis Forbearance Agreement. As previously reported, the Company and certain of subsidiaries are parties to the Forbearance and Amendment Agreement (as amended, the “Fortis Forbearance Agreement”) with Fortis Capital Corp., as administrative agent (“Fortis”), and the other lenders (collectively with Fortis, the “Lenders”) and agents party to the Company’s Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended by the First Amendment to Credit Agreement dated as of February 25, 2008, and further amended by the Second Amendment to Credit Agreement dated as of December 19, 2008.
In connection with the execution of the Merger Agreement, on December 22, 2009, the Company and certain of its subsidiaries entered into the Eleventh Amendment to Forbearance and Amendment Agreement (the “Eleventh Forbearance Amendment”), which extends the date on which the Fortis Forbearance Agreement will terminate to the earlier of (x) May 31, 2010, (y) the effective time of the Merger, or (z) the termination of the Merger Agreement. In addition, the Eleventh Forbearance Amendment provides that the Lenders have the right to terminate the forbearance period on or after February 28, 2010, without cause, upon unanimous written consent of the Lenders. This description of the Eleventh Forbearance Amendment is qualified in its entirety by reference to the Eleventh Forbearance Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Prior to the execution of the Eleventh Forbearance Amendment, the Company and certain of its subsidiaries entered into the Tenth Amendment to Forbearance and Amendment Agreement, which had extended the date on which the Fortis Forbearance Agreement would terminate to December 28, 2009

(the “Tenth Forbearance Amendment”). The description of the Tenth Forbearance Amendment is qualified in its entirety by reference to the Tenth Forbearance Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.
Hedge Forbearance Agreement. As previously reported, concurrently with the execution of the Fortis Forbearance Agreement, the Company entered into a Forbearance Agreement with Fortis Capital Corp. and Fortis Energy Marketing & Trading GP (as amended, the “Hedge Forbearance Agreement”). On December 16, 2009, Fortis Capital Corp., Fortis Energy Marketing & Trading GP and the Company and certain of its subsidiaries entered into the Third Amendment to Forbearance Agreement (the “Third Hedge Forbearance Amendment”), which extends the forbearance period under the Hedge Forbearance Agreement to the earlier of (x) the end of the forbearance period under the Fortis Forbearance Agreement or (y) the date of any default under the Hedge Forbearance Agreement. This description of the Third Hedge Forbearance Amendment is qualified in its entirety by reference to the Third Hedge Forbearance Amendment, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
CIT Forbearance Agreement. As previously reported, concurrently with the execution of the Fortis Forbearance Agreement, the Company entered into a Forbearance and Amendment Agreement with The CIT Group/Equipment Financing, Inc. (as amended, the “CIT Forbearance Agreement”). In connection with the execution of the Merger Agreement, on December 22, 2009, The CIT Group/Equipment Financing, Inc., the Company and certain of its subsidiaries entered into the Fourth Amendment to Forbearance and Amendment Agreement (the “Fourth CIT Forbearance Amendment”), which extends the forbearance period under the CIT Forbearance Agreement to the earlier of (x) May 31, 2010, (y) the effective time of the Merger, or (z) the termination of the Merger Agreement. This description of the Fourth CIT Forbearance Amendment is qualified in its entirety by reference to the Fourth CIT Forbearance Amendment, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
Prior to the execution of the Fourth CIT Forbearance Amendment, the Company entered into the Third Amendment to Forbearance and Amendment Agreement, which had extended the date on which the CIT Forbearance Agreement would terminate to December 28, 2009 (the “Third CIT Forbearance Amendment”). The description of the Third CIT Forbearance Amendment is qualified in its entirety by reference to the Third CIT Forbearance Amendment, a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.
Agreements with Certain Directors of the Company
As a prerequisite to, and as contemplated by, the Merger Agreement, the Company entered into agreements with two of its directors as described below.
The Company and certain of its subsidiaries have entered into an Omnibus Agreement Relating to Assigned Interests, effective the 22nd day of December 2009, by and among Joseph A. Reeves, Jr., Texas Oil Distribution & Development, Inc., a Texas corporation controlled by Mr. Reeves (“TODD”), JAR Resource Holdings, LLP, a Texas limited liability partnership controlled by Mr. Reeves (“JAR”), the Company, The Meridian Resource & Exploration LLC, a Delaware limited liability company and a subsidiary of the Company, Louisiana Onshore Properties LLC, a Delaware limited liability company and a subsidiary of the Company, and Cairn Energy USA, Inc., a Delaware corporation and a subsidiary of the Company (the “Reeves Agreement”). Mr. Reeves is a member of the board of directors of the Company and served as its Chairman of the Board until April 2008 and Chief Executive Officer until December 2008. The purpose of the Reeves Agreement is to clarify and confirm certain historical records with respect to Mr. Reeves’ interests under his net profits interest agreement and master participation agreement with the Company. As previously reported, those agreements were first entered into in the mid-1990s shortly after the

Company’s formation as a corporation. The Reeves Agreement did not grant any additional interests to Mr. Reeves. This description of the Reeves Agreement is qualified in its entirety by reference to that agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.
The Company and certain of its subsidiaries have also entered into a Settlement and Release Agreement, effective the 22nd day of December 2009, by and among Joseph A. Reeves, Jr., TODD, JAR and the Company (the “Settlement Agreement”). Mr. Reeves and his affiliates, TODD and JAR, had asserted that the Company owed various amounts to the Reeves parties under the net profits interest agreement and master participation agreement referred to in the previous paragraph. Under the Settlement Agreement, the Company and the Reeves parties have agreed, without admitting liability, fault or breach, to release each other from certain claims. Further, the Company has agreed to an offset of $600,000 against approximately $1.7 million in joint interest billings owed to the Company by the Reeves parties in connection with such master participation agreement. This description of the Settlement Agreement is qualified in its entirety by reference to that agreement, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.
The Company and certain of its subsidiaries have also entered into an Agreement with Cross-Release, effective the 17th day of December 2009, by and among Michael J. Mayell, Sydson Energy, Inc., a Texas corporation controlled by Mr. Mayell, the Company, The Meridian Resource & Exploration LLC, a Delaware limited liability company and a subsidiary of the Company, Louisiana Onshore Properties LLC, a Delaware limited liability company and a subsidiary of the Company, and Cairn Energy USA, Inc., a Delaware corporation and a subsidiary of the Company (the “Mayell Agreement”). Mr. Mayell is a member of the board of directors of the Company served as its President until December 2008. The purpose of the Mayell Agreement is to clarify and confirm certain historical records with respect to Mr. Mayell’s interests under his net profits interest agreement and master participation agreement with the Company. As previously reported, those agreements were first entered into in the mid-1990s shortly after the Company’s formation as a corporation. The Mayell Agreement did not grant any additional interests to Mr. Mayell. This description of the Mayell Agreement is qualified in its entirety by reference to that agreement, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.
Additional Information and Where to Find It
The proposed transaction will be submitted to the Company’s shareholders for their consideration, and the Company will file a proxy statement to be used to solicit shareholder approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction with the SEC. The Company’s shareholders are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings with the SEC containing information about the Company, at the SEC’s website at www.sec.gov. Copies of the proxy statement can also be obtained, when available, without charge, by directing a request to The Meridian Resource Corporation, Investor Relations, 1401 Enclave Parkway, Suite 300, Houston, Texas 77077 or at the Company’s Investor Relations page on its corporate website at www.tmrx.com.
Participant Information
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed merger. Certain information regarding the participants and their interests in the solicitation is set forth in the Form 10-K filed by the Company with the SEC on March 16, 2009, and amended on Form 10-K/A on April 30, 2009, both of which are available free of charge from the SEC and the Company at their websites as indicated

above. Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed merger that will be filed by the Company with the SEC and which will be available free of charge from the SEC and the Company at their websites, as indicated above.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated December 22, 2009, by and among Alta Mesa Holdings, LP, a Texas limited partnership, Alta Mesa Acquisition Sub, LLC, a Texas limited liability company, and The Meridian Resource Corporation, a Texas corporation.

10.1	Eleventh Amendment to Forbearance and Amendment Agreement, dated as of December 22, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp., as administrative agent, and the several banks, financial institutions and other entities from time to time parties to the Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, and the lenders party thereto.

10.2	Tenth Amendment to Forbearance and Amendment Agreement, dated as of December 21, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp., as administrative agent, and the several banks, financial institutions and other entities from time to time parties to the Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, and the lenders party thereto.

10.3	Third Amendment to Forbearance Agreement, dated as of December 16, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp. and Fortis Energy Marketing & Trading GP.

10.4	Fourth Amendment to Forbearance and Amendment Agreement, dated as of December 22, 2009, among The Meridian Resource Corporation, certain of its subsidiaries and The CIT Group/Equipment Financing, Inc.

10.5	Third Amendment to Forbearance and Amendment Agreement, dated as of December 21, 2009, among The Meridian Resource Corporation, certain of its subsidiaries and The CIT Group/Equipment Financing, Inc.

10.6	Omnibus Agreement Relating to Assigned Interests, dated December 22, 2009, by and among Joseph A. Reeves, Jr., Texas Oil Distribution & Development, Inc., JAR Resource Holdings, LLP, The Meridian Resource Corporation, The Meridian Resource & Exploration LLC, Louisiana Onshore Properties LLC, and Cairn Energy USA, Inc.

10.7	Settlement and Release Agreement, dated December 22, 2009, by and among Joseph A. Reeves, Jr., Texas Oil Distribution & Development, Inc., JAR Resource Holdings, LLP, and The Meridian Resource Corporation.

10.8	Agreement with Cross-Release, dated December 17, 2009, by and among Michael J. Mayell, Sydson Energy, Inc., The Meridian Resource Corporation, The Meridian Resource & Exploration LLC, Louisiana Onshore Properties LLC, and Cairn Energy USA, Inc.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation (Registrant)
	By:	/s/ Lloyd V. DeLano
Lloyd V. DeLano
Senior Vice President and Chief Accounting Officer

Date: December 29, 2009

Exhibit Index.
2.1	Agreement and Plan of Merger, dated December 22, 2009, by and among Alta Mesa Holdings, LP, a Texas limited partnership, Alta Mesa Acquisition Sub, LLC, a Texas limited liability company, and The Meridian Resource Corporation, a Texas corporation.

10.1	Eleventh Amendment to Forbearance and Amendment Agreement, dated as of December 22, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp., as administrative agent, and the several banks, financial institutions and other entities from time to time parties to the Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, and the lenders party thereto.

10.2	Tenth Amendment to Forbearance and Amendment Agreement, dated as of December 21, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp., as administrative agent, and the several banks, financial institutions and other entities from time to time parties to the Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, and the lenders party thereto.

10.3	Third Amendment to Forbearance Agreement, dated as of December 16, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp. and Fortis Energy Marketing & Trading GP.

10.4	Fourth Amendment to Forbearance and Amendment Agreement, dated as of December 22, 2009, among The Meridian Resource Corporation, certain of its subsidiaries and The CIT Group/Equipment Financing, Inc.

10.5	Third Amendment to Forbearance and Amendment Agreement, dated as of December 21, 2009, among The Meridian Resource Corporation, certain of its subsidiaries and The CIT Group/Equipment Financing, Inc.

10.6	Omnibus Agreement Relating to Assigned Interests, dated December 22, 2009, by and among Joseph A. Reeves, Jr., Texas Oil Distribution & Development, Inc., JAR Resource Holdings, LLP, The Meridian Resource Corporation, The Meridian Resource & Exploration LLC, Louisiana Onshore Properties LLC, and Cairn Energy USA, Inc.

10.7	Settlement and Release Agreement, dated December 22, 2009, by and among Joseph A. Reeves, Jr., Texas Oil Distribution & Development, Inc., JAR Resource Holdings, LLP, and The Meridian Resource Corporation.

10.8	Agreement with Cross-Release, dated December 17, 2009, by and among Michael J. Mayell, Sydson Energy, Inc., The Meridian Resource Corporation, The Meridian Resource & Exploration LLC, Louisiana Onshore Properties LLC, and Cairn Energy USA, Inc.